Acquisitions	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions

Note 3—Acquisitions

Combination Between Talos Energy LLC and Stone Energy Corporation

On May 10, 2018, the Company consummated the Transactions contemplated by the Transaction Agreement and the Exchange Agreement, pursuant to which, among other things, Talos Energy LLC and Stone became wholly-owned subsidiaries of the Company. Substantially concurrent with the consummation of the Transactions, the name of the Company was changed from Sailfish Energy Holdings Corporation to Talos Energy Inc. The combination was executed as an all-stock transaction whereby the former stakeholders of Talos Energy LLC held approximately 63% of the Company’s outstanding Common Stock and the former stockholders of Stone held approximately 37% of the Company’s outstanding Common Stock as of the Closing Date.

The purchase price of $732.0 million is based on the closing price of Stone common stock and common warrants immediately prior to closing. The following table summarizes the purchase price (in thousands, except per share data):

Stone Energy common stock—issued and outstanding as of May 9, 2018	20,038
Stone Energy common stock price	$35.49
Common stock value	$711,149
Stone Energy common stock warrants—issued and outstanding as of May 9, 2018	3,528
Stone Energy common stock warrants price	$5.90
Common stock warrants value	$20,815

Total consideration and fair value	$731,964

The Company incurred approximately $76.2 million of transaction related costs, of which, $20.1 million was expensed and reflected in general and administrative expense on the condensed consolidated statement of operations. The remaining $56.1 million was the result of (i) $9.3 million in work fees paid to holders of the 11.00% Senior Secured Notes reflected as a debt discount reducing long-term debt on the condensed consolidated balance sheet and (ii) $46.8 million in fees for seismic use agreements for change in control provisions and reflected in proved properties on the condensed consolidated balance sheet.

The Stone Combination qualified as a business combination and was accounted for under the acquisition method of accounting, which requires, among other items, that assets acquired and liabilities assumed be recognized on the condensed consolidated balance sheet at their fair values as of the acquisition date, May 10, 2018. The fair value measurements of the oil and natural gas properties acquired and asset retirement obligations assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs represent Level 3 measurements in the fair value hierarchy and include, but are not limited to, estimates of reserves, future operating and development costs, future commodity prices, estimated future cash flows and appropriate discount rates. These inputs required significant judgments and estimates at the time of the valuation.

While the Company has substantially completed the determination of the fair values of the assets acquired and liabilities assumed, the Company is still finalizing the fair value analysis related to oil and natural gas properties and the related asset retirement obligations. The Company anticipates finalizing the determination of the fair values by December 31, 2018. The following table presents the preliminary allocation of the purchase price to the assets acquired and liabilities assumed, based on their fair values on May 10, 2018 (in thousands):

Current assets(1)	$377,155
Property and equipment	876,500
Other long-term assets	18,928
Current liabilities	(130,121)
Long-term debt	(235,416)
Other long-term liabilities	(175,082)

Allocated purchase price	$731,964

(1)

Includes $293.0 million of cash acquired. The fair values of current assets acquired includes trade receivables and joint interest receivables of $43.3 million and $3.5 million, respectively, which the Company expects all to be realizable.

Pro Forma Financial Information (Unaudited)

The following supplemental pro forma information (in thousands, except per common share amounts), presents the condensed consolidated results of operations for the three and six months ended June 30, 2018 and 2017 as if the Stone Combination had occurred on January 1, 2017. The unaudited proforma information was derived from historical combined statements of operations of the Company and Stone and adjusted to include (i) depletion and accretion expense applied to the adjusted basis of the oil and natural gas properties acquired (ii) interest expense to reflect the debt transactions contemplated by the Exchange Agreement and (iii) general and administrative expense adjusted for transaction related costs incurred. This information does not purport to be indicative of results of operations that would have occurred had the Stone Combination occurred on January 1, 2017, nor is such information indicative of any expected future results of operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue	$244,453	$166,669	$471,652	$340,939
Net income (loss)	$(45,696)	$19,032	$(51,211)	$66,518
Basic and diluted net income (loss) per common share	$(0.84)	$0.35	$(0.95)	$1.23

Material, non-recurring adjustments included in pro forma net income (loss) above consist of historical Stone results adjusted to exclude a divestiture of oil and natural gas properties during 2017.

Note 3—Acquisitions

2017 Merger Announcement

Merger with Stone Energy

On November 21, 2017, the Company executed an agreement to combine with Stone Energy Corporation (“Stone”) to form Talos Energy, Inc. in an all-stock transaction, which is expected to occur during the second quarter of 2018. The transaction has been unanimously approved by both our and Stone’s Board of Directors. Under the terms of the agreement, each outstanding share of Stone common stock will be exchanged for one share of Talos Energy, Inc. common stock and the current Talos Energy stakeholders will be issued an aggregate of approximately 34.2 million common shares. At closing, our stakeholders will own 63% and Stone’s shareholders will own 37% of the combined company. Talos Energy, Inc. is expected to trade on the New York Stock Exchange under the ticker symbol “TALO.”

2016 Acquisitions

The acquisition below qualified as an asset acquisition that requires, among other items, that the cost of the assets acquired and liabilities assumed to be recognized on the balance sheet by allocating the asset cost on a relative fair value basis. The fair value measurements of the oil and natural gas properties acquired and asset retirement obligations assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs represent Level 3 measurements in the fair value hierarchy and include, but are not limited to, estimates of reserves, future operating and development costs, future commodity prices, estimated future cash flows and appropriate discount rates. These inputs required significant judgments and estimates by the Company’s management at the time of the valuation. Transaction costs incurred on an asset acquisition are capitalized as a component of the assets acquired and any contingent consideration is recognized as the contingency is resolved.

Acquisition of Additional Working Interest in the Phoenix Field

On December 20, 2016, we purchased an additional 15% working interest in the Phoenix Field from Sojitz Energy Venture Inc. (“Sojitz”) for approximately $85.8 million in cash and the assumption of certain asset retirement obligations, subject to customary post-closing adjustments. The purchase price was funded by a $93.8 million ($91.9 million net of $1.9 million of transaction fees) contribution from our Sponsors. Additionally, we entered into a contingent consideration arrangement in the form of an earn-out equal to 5% of the acquired property’s monthly net profit if the Company’s realized oil price is greater than $65.00 per Bbl in a given month. The maximum payout under the earn-out is $10.0 million and has an indefinite life pursuant to the purchase and sale agreement. We refer to the acquisition of assets from Sojitz as the “Sojitz Acquisition.”

As of December 31, 2017, the Company recorded $2.5 million in post-closing adjustments related to activity between the effective date and closing date of the acquisition.

The following table below presents the allocation of the purchase price (inclusive of post-closing adjustments) to the assets acquired and liabilities assumed, based on their relative fair values on December 20, 2016 (in thousands):

Allocation of the Purchase Price	December 20, 2016
Proved properties	$77,967
Unproved properties, not subject to amortization	11,133
Other short and long-term assets	2,380
Asset retirement obligations	(3,242)

Cash Paid	$88,238

2015 Acquisitions

The acquisitions below qualified as business combinations and were accounted for under the acquisition method of accounting, which requires, among other items, that assets acquired and liabilities assumed be recognized on the balance sheet at their fair values as of the acquisition date. The fair value measurements of the oil and natural gas properties acquired and asset retirement obligations assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs represent Level 3 measurements in the fair value hierarchy and include, but are not limited to, estimates of reserves, future operating and development costs, future commodity prices, estimated future cash flows and appropriate discount rates. These inputs required significant judgments and estimates by the Company’s management at the time of the valuation.

Acquisition of Additional Working Interest in Our Motormouth Discovery from Deep Gulf Energy III, LLC

On April 8, 2015, the Company entered into a supplemental agreement and first amendment to a previous participation agreement dated July 1, 2014 with Deep Gulf Energy III, LLC (“DGE”) to acquire a 25% working interest in the Motormouth discovery located in the Phoenix Field in exchange for $38.5 million in cash, the assumption of estimated asset retirement obligations and the right to participate in an additional 10% working interest in our Tornado exploration prospect. The working interest acquired from DGE was previously farmed out to DGE on July 1, 2014 in order for DGE to participate in the Motormouth exploration prospect. Our Sponsors made a $75.0 million ($73.5 million net of $1.5 million of transaction fees) equity contribution in April 2015, of which a portion was used to fund the purchase price. We refer to the acquisition of assets from DGE as the “DGE Acquisition.”

We completed the final purchase price allocation in 2015 which was calculated as follow (in thousands):

Allocation of the Purchase Price	April 8, 2015
Proved properties	$24,316
Unproved properties, not subject to amortization	14,643
Asset retirement obligations	(442)

Cash Paid	$38,517

Revenue attributable to the assets acquired in the DGE Acquisition during the year ended December 31, 2015 was $1.9 million. The presentation of net income attributable to the assets acquired from DGE is impracticable due to the integration of the operations upon acquisition.

Acquisition of Gulf Coast Energy Resources, LLC

On March 31, 2015, the Company completed the acquisition of all the issued and outstanding membership interests of Gulf Coast Energy Resources, LLC (“GCER”) from Warburg Pincus Private Equity (E&P) X-A, LP and its affiliates, Q-GCER (V) Investment Partners and GCER management and independent directors. Through this acquisition, the Company acquired all of GCER’s oil and natural gas assets which consist of proved and unproved property primarily located in the Gulf of Mexico Shelf and lower Gulf Coast areas along with current and other long-term assets. As consideration for the acquired membership interests in GCER, the Company assumed $55.0 million in long-term debt as well as the estimated asset retirement obligations and current liabilities as of March 31, 2015. Additionally, we entered into a contingent consideration arrangement in the form of an earn-out, valued at $0.1 million, if the oil and natural gas assets meet certain return on investment targets within the subsequent five years. The Company incurred approximately $0.8 million of transaction fees which were expensed and reflected in general and administrative expense during 2015. We refer to the acquisition of all the issued and outstanding membership interests in GCER as the “GCER Acquisition.”

We completed the final purchase price allocation in 2015 which was calculated as follow (in thousands):

Allocation of the Purchase Price	March 31, 2015
Current assets	$12,748
Proved properties	38,680
Unproved properties, not subject to amortization	22,637
Other non-current assets	536

Total assets acquired	74,601
Current portion of asset retirement obligations	107
Other current liabilities	18,632
Asset retirement obligations	744
Long-term debt, net of discount(1)	55,000
Other long-term liabilities(2)	118

Total liabilities assumed	74,601

Net assets acquired	$—

(1)	The long-term debt, net of discount assumed represents $55.0 million in borrowings under GCER’s senior reserve-based revolving credit facility (“GCER Bank Credit Facility”).
(2)

The other long-term liabilities assumed includes $0.1 million to recognize an estimated liability as of the acquisition date for the contingent consideration arrangement if the oil and natural gas assets acquired meet certain targets within the subsequent five years. The fair value of the contingent consideration was calculated using a Monte Carlo simulation analysis. Significant inputs to the analysis are based, in part, on inputs not observable in the market and thus represent Level 3 measurements in the fair value hierarchy. These inputs include, but are not limited to, estimates of reserves, future operating and development costs, future commodity prices, estimated future cash flows and appropriate discount rates. These inputs required significant judgments and estimates by the Company’s management at the time of the valuation. The maximum potential payment under the contingent consideration arrangement is $6.5 million.

The fair value, as adjusted, of the current assets acquired includes the following receivables (in thousands):

	March 31, 2015
	Gross Receivable	Expected Uncollectable Amount	Fair Value
Trade receivables	$3,104	$—	$3,104
Joint interest receivables	$3,484	$(323)	$3,161
Other receivables	$196	$—	$196

Revenue and net loss attributable to the assets acquired in the GCER Acquisition during the year ended December 31, 2015 was $12.6 million and $9.7 million, respectively. Revenues were reduced by production costs of the assets acquired and for estimated depletion and accretion expense in calculating net loss. Depletion expense was calculated by applying the Company’s depletion rate on proved oil and natural gas properties per Boe to production attributable to the acquired assets. Accretion on the asset retirement obligation was calculated using the Company’s credit-adjusted risk-free interest rate. Total non-cash depletion and accretion expense included in the net loss for the year ended December 31, 2015 was $15.6 million.